Exhibit 99.1

January 17, 2008

Securities and Exchange Commission
Washington, D.C. 20549-7561

Commissioners:

We have read Apex Bioventures Acquisition Corporation’s statements included under Item 4.01 of its Form 8-K filed on January 17, 2008 and we agree with such statements concerning our firm.

Sincerely,

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP